EXHIBIT 10.3

THIS AMENDING AGREEMENT MADE AS OF THE 10th DAY OF JULY, 2013

BETWEEN:

NORTHERN ALBERTA OIL LTD.
a body corporate
(hereinafter referred to as "the Company")

OF THE FIRST PART

- and -

PORTWEST INVESTMENTS LTD.
a body corporate
(hereinafter referred to as “the Consultant”)

OF THE SECOND PART

CONSULTING AGREEMENT AMENDMENT

WHEREAS the Company is in the business of buying, selling, financing, developing or otherwise dealing with oil and gas properties

AND WHEREAS the Company entered into an agreement on July 1, 2005 (the Prior Agreement.

AND WHEREAS the Company and the Consultant wish to amend that Prior Agreement.

AND WHEREAS the Company owes the Consultant significant amounts of money through to June 20, 2013

NOW THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree to amend the Prior Agreement as follows:

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1	EFFECTIVE DATE

Effective June 20, 2013, the Consultant shall continue to provide the services as in the past and as set out in the Prior Agreement until termination of this Agreement in accordance with the terms herein.

2	TERM OF CONTRACT

This Agreement shall remain effective and the Consultant’s Representative shall continue to provide his expertise and service as Advisor and Agent for the Company in regards to all matters undertaken on behalf of the Company until December 31, 2014 in accordance with the terms herein.

3	FEES

3.1
The Company will pay fees to the Consultant in the sum of ONE ($1.00) DOLLAR in Canadian currency (the “Fee”) payable upon the execution of this Amending Agreement.  This Fee does not include any fees or remuneration that the Consultant or the Consultant’s Representative receives for acting as a director of Deep Well Oil & Gas, Inc. (“DWOG”)

3.2
the Company (directly or through DWOG) will grant the Consultant a 5 year options on 1,000,000 of its common shares exercisable at $0.05 USD per share.  One half of these share are vested immediately and the remaining one half will be vested on June 20, 2014. The other terms and conditions of the option shall be in the same form which the company has granted in the past.

4	EXPENSES

The Company shall reimburse the Consultant, at cost, for all third party, travel, long distance, cellular, meal, meeting, rental, equipment and office expenses incurred on behalf of the Company.  Mileage will be charged at $0.60 Cdn per kilometer escalating in accordance with the Canadian Revenue Agency guidelines.

5	RETENTION OR PROIR AGREMENT CLAUSES

Clauses of the Prior Agreement that are retained are:

●	Paragraph 6 - Independent Contractor,
●	Sub-Paragraphs 7.2 and 7.3 - Termination,
●	Paragraph 9.2 – Consultant’s Duties,
●	Paragraph 11 – Indemnity
●	Paragraph 14 – Return of Property
●	Paragraph 15 – Governing Law

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●	Paragraph 16 - Construction
●	Paragraph 17 – Headings
●	Paragraph 18 - Taxes

6	TERMINATION OF PRIOR AGREEMENT CLAUSES

Clauses of the Prior Agreement that are terminated are (other then those paragraphs modified in this Amending Agreement:

●	Sub-Paragraphs 7.1,
●	Paragraph 8 – Termination after Change in Control,
●	Paragraph 9.1 – Consultant’s Duties

7	CONSIDERATION FOR TERMINATION OF PRIOR AGREEMENT

As consideration for the execution of this Amending Agreement and the Termination of parts of the Prior Agreement set out herein, the Consultant will receive:

7.1	$70,000 Cdn, and

7.2
850,000 units of DWOG shares and warrants at a price of $0.05 USD per unit.  Each unit shall be comprised of one restricted DWOG common share and one 3 year full warrant entitling the Consultant to be able to purchase another share for $0.075 USD per share based on the same terms and conditions that DWOG historically issued it share/warrant units. The warrants expire on June 20, 2016.

8	NOTICE

Notices served in accordance with the provisions of this Amending Agreement or the Prior Agreement shall be in writing and served in person to the other party or mailed postage prepaid:

To the Company:

Suite 700, 100 Street Place
10150 – 100 Street NW
Edmonton, Alberta
T5J 0P6

To the Consultant:

Portwest Investments Ltd.
c/o PO Box 1651
Edmonton, AB T6J 2N9
Attention: Dr. Horst A. Schmid

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9	CONFLICT BETWEEN AGREEMENTS

If any provision contained in this Amending Agreement conflicts with the Prior Agreement, the provisions of this Amending Agreement shall prevail.

10	AMENDING AGREEMENT MEMORANDUM

This Amending Agreement shall be considered as an amending memorandum as contemplated in Paragraph 12 of the Prior Agreement.

IN WITNESS WHEREOF the Parties hereto have properly executed this Agreement as of the effective date first above written.

NORTHERN ALBERTA OIL LTD.

Per:  __________________________

PORTWEST INVESTMENTS LTD.

Per:  __________________________

Acknowledged to by;

DEEP WELL OIL & GAS, INC.

Per:___________________________

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